UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2006

HARBOR FLORIDA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22817	65-0813766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Second Street, Fort Pierce, FL		34950

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (772) 461-2414

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

          On November 8, 2006, Harbor Florida Bancshares, Inc. (“Bancshares”) amended its previously adopted Employee Stock Ownership Plan (“ESOP”), effective July 1, 2006.

Item 9.01.  Financial Statements and Exhibits

          A copy of the amended ESOP dated November 8, 2006 is attached as Exhibit 10.1

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2006	HARBOR FLORIDA BANCSHARES, INC., Registrant

	By:	/s/ H. Michael Callahan

	Name:	H. Michael Callahan
	Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

10.1	Harbor Florida Bancshares, Inc. amended ESOP dated November 8, 2006